SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 16, 2019

FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	0-23976	54-1232965
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
112 West King Street, Strasburg, Virginia  22657
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (540) 465-9121
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events
On April 16, 2019, First National Corporation (the “Company”) announced that the common stock of the Company has been approved by The Nasdaq Stock Market LLC for listing on its Nasdaq Capital Market stock exchange. Trading on the Nasdaq Capital Market stock exchange will begin with the opening of trading on April 18, 2019 under the symbol “FXNC”. A press release regarding this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
        Exhibit 99.1 – Press Release dated April 16, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION

Date: April 16, 2019	By:	/s/ M. Shane Bell
M. Shane Bell
Executive Vice President and Chief Financial Officer

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